UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
March 14, 2007
Date of report (Date of earliest event reported)
PXRE GROUP LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	1-15259	98-0214719
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

PXRE House		P.O. Box HM 1282
110 Pitts Bay Road		Hamilton HM FX
Pembroke HM 08		Bermuda
Bermuda
(Address, Including Zip Code,
of Principal Executive
Offices)		(Mailing Address)
(441) 296-5858
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On March 14, 2007, PXRE Group Ltd. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s results for the year and quarter ended December 31, 2006.
On March 16, 2007, the Company issued a press release (the “Revised Press Release”) announcing the correction of a technical error that was discovered in the process of finalizing the Company’s Annual Report on Form 10-K with respect to net (loss) income before convertible preferred share dividends per diluted common share and net (loss) income per diluted common share reported in the Press Release. Net (loss) income before convertible preferred share dividends per diluted common share for the year ended December 31, 2006 was $0.40 rather than $0.37 as previously reported. Net (loss) income per diluted common share for the year ended December 31, 2006 was $0.33 rather than $0.37 as previously reported. This correction had no impact on the Company’s Unaudited Consolidated Balance Sheet, including total shareholders’ equity, as of December 31, 2006 nor did it have any impact on any amounts reported in the Unaudited Consolidated Statements of Operations and Comprehensive Operations other than the diluted earnings per share disclosures referred to above. It also had no impact on Unaudited Consolidated Statements of Shareholder’s Equity or Unaudited Consolidated Statements of Cash Flows. Lastly, this correction had no impact on fully diluted book value per common share as of December 31, 2006.
A copy of the Revised Press Release and the corrected Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Operations and Comprehensive Operations as of and for the three months ended December 31, 2006 and twelve months ended December 31, 2006 (excluding footnotes) are attached hereto as Exhibits 99.1 and 99.2, respectively to this Form 8-K/A. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press release of PXRE Group Ltd. dated March 16, 2007

99.2	Preliminary Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Operations and Comprehensive Operations as of and for the three months ended December 31, 2006 and twelve months ended December 31, 2006 (excluding footnotes)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PXRE Group Ltd.
(Registrant)

By:	/s/	Robert P. Myron

	Name:	Robert P. Myron
	Title:	Executive Vice President,
Chief Financial Officer and
Treasurer
Date: March 20, 2007